THIRD AMENDMENT, dated as of July 29, 1998 (this "Third

          Amendment"), to the CREDIT AGREEMENT, dated as of June 12, 1997,

          among:

          (a)  HEDSTROM CORPORATION, a Delaware corporation (the
               "Borrower");

          (b)  HEDSTROM HOLDINGS, INC., a Delaware corporation (the
               "Parent");

          (c)  the Lenders from time to time parties thereto;

          (d)  SOCIETE GENERALE, as Documentation Agent for the Lenders;

          (e)  UBS SECURITIES LLC, as Syndication Agent for the Lenders;
               and

          (f)  CREDIT SUISSE FIRST BOSTON, as Administrative Agent for the
               Lenders.


                                W I T N E S S E T H :



                    WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement on the terms set forth herein;

                    NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

                    1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement shall be used as so defined.

                    2.  Amendment to Subsection 1.1 of the Credit
           Agreement.  Subsection 1.1 of the Credit Agreement is hereby amended by deleting in its entirety the definition of "Aggregate Tranche B Commitment" and by adding the following definitions:

                         "'Aggregate Tranche B Commitment':  $65,000,000,
                    as such amount may be reduced from time to time pursuant to this Agreement.

                         'Third Amendment Effective Date': as defined in
                    the Third Amendment to this Agreement dated as of July 29, 1998."

                    3. Amendment to Section 3. Section 3 of the Credit Agreement is hereby amended in its entirety by deleting such
          Section in its entirety and substituting in lieu thereof the following:

                    "SECTION III.  AMOUNT AND TERMS OF TRANCHE B LOAN
                                   COMMITMENTS

                         3.1. Tranche B Loans. (a) Subject to the terms and conditions hereof, each Tranche B Lender severally agrees to (a) continue the Tranche B Loans outstanding on the Third Amendment Effective Date pursuant to the terms hereof and (b) make a term loan (the Tranche B Loans continued or made pursuant to clauses (a) and (b), collectively, the "Tranche B Loans") to the Borrower on the Third Amendment Effective Date in an amount not to exceed such Tranche B Lender's Tranche B Commitment Percentage (after giving effect to subsection 3.1(b)) of $30,000,000. The Tranche B Loans may from time to time be (a) Eurodollar Loans, (b) ABR Loans or (c) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with subsections 3.2 and 7.6. The Borrower shall have the right, upon not less than one Business Day's notice to the Administrative Agent, to terminate up to $30,000,000 of the Aggregate Tranche B Commitment or, from time to time prior to any borrowing pursuant to subsection 3.2, to reduce the amount thereof. Any such reduction shall be in an amount equal to $1,000,000 or a whole multiple of $250,000 in excess thereof and shall reduce permanently the Aggregate Tranche B Commitment then in effect.

                         (b) Subsequent to a Notice of Borrowing given by the Borrower pursuant to subsections 3.1(a) and 3.2 and immediately prior to any borrowing of Tranche B Loans, without the necessity of further action by any party, one or more Tranche B Lenders (the "Selling Lenders") as specified on Schedule 1.1D hereto shall sell, transfer and assign to one or more other Tranche B Lenders (the "Purchasing Lenders") as specified on Schedule 1.1D hereto a portion of the Selling Lender's right, title and interest in and to its Tranche B Loans as specified on Schedule 1.1D hereto, without recourse, representation or warranty, and each Purchasing Lender shall purchase, take and acquire from a Selling Lender a portion of such Selling Lender's right, title and interest in and to its Tranche B Loans as specified on Schedule 1.1D hereto, so that after giving effect to all such transfers, each Tranche B Lender's interest in the Tranche B Loans shall be as specified on
               Schedule 1.1D hereto.

                         3.2. Procedure for Tranche B Loan Borrowing. The Borrower shall give the Administrative Agent its irrevocable Notice of Borrowing (which notice must be received by the Administrative Agent prior to 11:00 A.M., New York City time, (a) three Business Days prior to the requested Borrowing Date, if all or any part of the requested Tranche B Loans are to be initially Eurodollar Loans or (b) on the requested Borrowing Date, otherwise) requesting that the Tranche B Lenders make the Tranche B Loans on the requested Borrowing Date and specifying the amount to be borrowed. Upon receipt of such Notice of Borrowing, the Administrative Agent shall promptly notify each Tranche B Lender thereof. Each Tranche B Lender will make the amount of its pro rata share of the Tranche B Loans available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in subsection 14.2 prior to 11:00 A.M., New York City time, on the Borrowing Date in funds immediately available to the Administrative Agent. Such Tranche B Loans will then be made available to the Borrower by the Administrative Agent transferring to the account directed by the Borrower (which account need not be maintained by the Administrative Agent) with the aggregate of the amounts made available to the Administrative Agent by the Tranche B Lenders and in like funds as received by the Administrative Agent.

                         3.3. Amortization of Tranche B Loans. (a) The Borrower shall repay the Tranche B Loans on each date set forth below by the amount set forth below opposite such date:


                           Period                      Amount


                           September 30, 1998        $233,303.25

                           December 31, 1997          233,303.25

                           March 31, 1999             233,303.25

                           June 30, 1999              233,303.25

                           September 30, 1999         233,303.25

                           December 31, 1999          233,303.25

                           March 31, 2000             233,303.25

                           June 30, 2000              233,303.25

                           September 30, 2000         233,303.25

                           December 31, 2000          233,303.25

                           March 31, 2001             233,303.25

                           June 30, 2001              233,303.25

                           September 30, 2001         233,303.25

                           December 31, 2001          233,303.25

                           March 31, 2002             233,303.25

                           June 30, 2002              233,303.25

                           September 30, 2002         233,303.25

                           December 31, 2002          233,303.25

                           March 31, 2003           9,332,129.96

                           June 30, 2003            2,333,032.49

                           September 30, 2003       9,332,129.96

                           December 31, 2003        2,333,032.49

                           March 31, 2004          10,078,700.36

                           June 30, 2004            2,519,675.09

                           September 30, 2004      10,078,700.36

                           December 31, 2004        2,519,675.09

                           March 31, 2005           9,518,772.56

                           June 30, 2005            2,379,693.14



                                Total             $64,625,000.00




               ; provided that in the event the aggregate principal amount of Tranche B Loans outstanding on the Third Amendment Effective Date is less than $64,625,000, an amount equal to such difference shall be applied to reduce the then remaining scheduled installments set forth above in the table above pro rata based on the then remaining principal amount of each such amount."

                         (b) The Borrower shall repay any then outstanding Tranche B Loans on June 30, 2005.

                         3.4. Use of Proceeds of Tranche B Loans. (i) The proceeds of the Tranche B Loans borrowed prior to the Third Amendment Effective Date shall be utilized by the Borrower only (a) to finance the purchase by AcquisitionCo of the Tendered Shares, (b) to finance the Merger, (c) to refinance outstanding Indebtedness of the Borrower and its Subsidiaries (including, without limitation, ERO), (d) to finance the acquisition permitted by subsection 11.10(n)(ii) and (e) to pay any fees and expenses relating thereto and
               (ii) the proceeds of the Tranche B Loans borrowed on or subsequent to the Third Amendment Effective Date shall be utilized only to finance the acquisition permitted by subsection 11.10(o), to pay related fees and expenses and to repay Revolving Credit Loans."

                    4.  Amendment to Subsection 11.

                    A. Subsection 11.1 is hereby amended by deleting the paragraph at the end of such subsection (which paragraph begins with the word "Notwithstanding") and substituting the following paragraph in lieu thereof:

                         "Notwithstanding anything to the contrary herein,
                    for the purposes of determining the Leverage Ratio and the Consolidated Interest Coverage Ratio for the periods ending on or about September 30, 1998, December 31, 1998 and March 31, 1999, Consolidated EBITDA for the relevant period shall be deemed to equal actual Consolidated EBITDA for such period plus $3,800,000, $2,600,000 and $1,200,000, respectively."

                    B. Subsection 11.10 is hereby amended (i) by adding a reference in paragraph (h) in the proper order to subsection "11.2", (ii) by deleting the reference in paragraph (k) thereof to "$5,000,000" and substituting in lieu thereof a reference to "$20,000,000", (iii) by deleting the reference in paragraph (l) to "$3,000,000" and substituting in lieu thereof a reference to $4,000,000" and (iv) by adding the following paragraphs at the end of such subsection (and adjusting the punctuation at the end of paragraph (n) accordingly):

                    "(o)  so long as after giving effect thereto no Default
               or Event of Default shall have occurred and be continuing or would result therefrom, the Borrower may purchase all of the capital stock of Backyard Products Limited, an Ontario corporation ("Backyard"), on terms and conditions reasonably satisfactory to the Administrative Agent, so long as the aggregate amount of consideration paid in connection therewith (which may include Indebtedness permitted by subsection 11.2(m)) shall not exceed $17,200,000, provided that (A) such actions as may be required or reasonably requested to ensure that the Administrative Agent, for the ratable benefit of the Lenders, has a perfected first priority security interest in at least 65% of the outstanding capital stock issued by Backyard shall have been taken, (B) (I) on a pro forma basis for the period of four consecutive fiscal quarters most recently ended (assuming the consummation of such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period of four consecutive fiscal quarters), the Borrower shall be in compliance with the covenants contained in subsection 11.1 and (II) the Administrative Agent shall have received calculations in reasonable detail reasonably satisfactory to it showing compliance with the requirements of this clause (B) certified by a Responsible Officer of the Borrower and (C) such acquisition is a Permitted Acquisition; and

                    (p) an equity contribution by the Borrower to Hedstrom
               (U.K.) Limited in an aggregate amount not to exceed $5,000,000 to eliminate an intercompany account deficit in an equal amount, so long as in connection therewith the Borrower satisfies the requirements of subsection 10.10(c)."

                    5. Amendment to Schedule 1.1A. Schedule 1.1A to the Credit Agreement is hereby amended by deleting Schedule 1.1A in its entirety and substituting in lieu thereof Annex A hereto.

                    6. Addition of Schedule 1.1D. Schedule 1.1D in the form of Annex B hereto is hereby added to the Credit Agreement.

                    7. Effective Date. This Third Amendment will become effective as of the date (the "Third Amendment Effective Date") hereof upon (i) its execution by the Parent, the Borrower and the Required Lenders in accordance with the terms of the Credit Agreement, (ii) delivery to the Administrative Agent of resolutions of the Borrower authorizing the execution and delivery of this Third Amendment and (iii) delivery to the Administrative Agent of stock certificates (and stock powers in respect thereof) in respect of at least 65% of the outstanding voting stock of Backyard.

                    8. Representations and Warranties. The Parent and the Borrower represent and warrant to each Lender that (a) this Third Amendment constitutes the legal, valid and binding obligation of the Parent and the Borrower, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyances, reorganization, moratorium or similar laws affecting creditors' rights generally, by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and by an implied covenant of good faith and fair dealing, (b) the representations and warranties made by the Credit Parties in the Credit Documents are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and (c) no Default or Event of Default has occurred and is continuing as of the date hereof.

                    9. Continuing Effect. Except as expressly waived or amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms. This Third Amendment shall constitute a Credit Document.

                    10. GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                    11. Counterparts. This Third Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                    12. Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Third Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                    13. Acknowledgement with Respect to Various Credit Documents. Each Credit Party, by its execution and delivery of a copy of this Third Amendment, hereby consents to the extensions of credit pursuant to the Credit Agreement. Each Credit Party further acknowledges and agrees to the provisions of this Third Amendment and hereby agrees for the benefit of the Lenders that all extensions of credit (including without limitation all Tranche B Loans) pursuant to the Credit Agreement (as same is amended by this Third Amendment, and as same may be further amended, modified or supplemented from time to time) shall be fully entitled to all benefits of (and shall be fully guaranteed pursuant to) the Master Guarantee and Collateral Agreement and shall be fully secured pursuant to, and in accordance with the terms of, all the Security Documents.

                    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        HEDSTROM CORPORATION


                                        By:

                                           Title:


                                        HEDSTROM HOLDINGS, INC.


                                        By:

                                           Title:


                                        CREDIT SUISSE FIRST BOSTON, as
                                           Administrative Agent and as a
                                           Lender


                                        By:

                                           Title:


                                        By:

                                           Title:


                                        SOCIETE GENERALE, as a Lender


                                        By:

                                           Title:

                                        UNION BANK OF SWITZERLAND, NEW YORK
                                        BRANCH, as a Lender


                                        By:

                                           Title:


                                        By:

                                           Title:

                                        BANK POLSKA KASA OPIEKI S.A. -
                                        PEKAO S.A. GROUP


                                        By:

                                           Title:


                                        BHF-BANK AKTIENGESELLSCHAFT


                                        By:

                                           Title:


                                        By:

                                           Title:


                                        CITICORP USA, INC.


                                        By:

                                           Title:


                                        DEEPROCK & COMPANY
                                        By: Eaton Vance Management,
                                        as Investment Advisor


                                        By:

                                           Title:


                                        THE FIRST NATIONAL BANK OF CHICAGO


                                        By:

                                           Title:


                                        FIRST SOURCE FINANCIAL, LLP
                                        By: First Source Financial, Inc.,
                                        as Agent/Manager


                                        By:

                                           Title:

                                        MERRILL LYNCH SENIOR FLOATING RATE
                                        FUND, INC.


                                        By:

                                           Title:


                                        MERRILL LYNCH DEBT STRATEGIES FUND,
                                        INC.


                                        By:

                                           Title:


                                        MERRILL LYNCH PRIME RATE PORTFOLIO
                                        By:Merrill Lynch Asset Management,
                                           L.P., as Investment Advisor


                                        By:

                                           Title:


                                        MERRILL LYNCH DEBT STRATEGIES
                                        PORTFOLIO
                                        By:Merrill Lynch Asset Management,
                                           L.P., as Investment Advisor


                                        By:

                                           Title:


                                        VAN KAMPEN AMERICAN CAPITAL PRIME

                                        RATE


                                        By:

                                           Title:


                                        ORIX USA CORPORATION

                                        By:

                                           Title:


                                        SANWA BUSINESS CREDIT CORPORATION


                                        By:

                                           Title:


                                        SENIOR DEBT PORTFOLIO
                                        By:BOSTON MANAGEMENT AND
                                           RESEARCH, as Investment Advisor


                                        By:

                                           Title:


                                        PAMCO CAYMAN LTD., by Protective
                                        Asset Management as Collateral
                                        Manager


                                        By:

                                           Title:


                                        THE CHASE MANHATTAN BANK


                                        By:

                                           Title:


                                        IMPERIAL BANK


                                         By:

                                           Title:

          ACKNOWLEDGED AND AGREED:

          ERO, INC.


          By:
            Name:
            Title:

          ERO INDUSTRIES, INC.


          By:
            Name:
            Title:


          ERO MARKETING, INC.


          By:
            Name:
            Title:


          PRISS PRINTS, INC.


          By:
            Name:
            Title:


          IMPACT, INC.


          By:
            Name:
            Title:


          ERO CANADA, INC.


          By:
            Name:
            Title:


          AMAV INDUSTRIES INC.


          By:
            Name:
            Title: